Great-West Moderately Conservative Profile Fund
Institutional Class Ticker: MXJUX
Investor Class Ticker: MXDPX
Class L Ticker: MXHPX
(the “Fund”)
Summary Prospectus
April 30, 2021
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at https://www.greatwestinvestments.com. You can also get this information at no cost by calling (866) 831-7129 or by sending an email request to email@greatwestfunds.com. The current Prospectus and Statement of Additional Information, both dated
April 30, 2021, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this
Summary Prospectus.

Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies
(“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans
(“retirement plans”), and to college savings programs (collectively, “Permitted Accounts”). This Summary Prospectus is not intended for use by other investors. This Summary Prospectus should be read together with the prospectus or disclosure document for the Permitted Account.

Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website ( https:// www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://
www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

Investment Objective
The Fund seeks income and capital appreciation primarily through investments in Underlying Funds (defined below) that emphasize fixed income investments and, to a lesser degree, in Underlying Funds that emphasize equity investments.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses[1]	0.56%	0.91%	1.16%
Fee Waiver and Expense Reimbursement[2]	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.48%	0.83%	1.08%
1
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a GWL&A Contract. The agreement’s current term ends on April 30, 2022. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West Moderately Conservative Profile Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$44	$155	$277	$633
Investor Class	$80	$266	$469	$1,053
Class L	$105	$345	$604	$1,345
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a mix of mutual funds managed by Great-West Capital Management, LLC (“GWCM”) or its affiliates, and in a fixed interest contract issued and guaranteed by Great-West Life & Annuity Insurance Company (the “GWL&A Contract”). The mutual funds and the GWL&A Contract are referred to as the “Underlying Funds”. The Fund has a primary emphasis on income and a secondary emphasis on growth of capital. GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges:
EQUITY	International	0-30%
	Emerging Markets	0-10%
	Small Cap	0-15%
	Mid Cap	0-25%
	Large Cap	10-40%
	Real Estate	0-10%
FIXED INCOME	Bond	20-40%
	Short-Term Bond	10-30%

Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), real estate instruments, U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Fund may also invest in the GWL&A Contract. The following table shows the Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	14.17%	Emerging Markets	3.00%
Great-West Large Cap Growth Fund Institutional		Great-West Emerging Markets Equity Fund Institutional
Great-West Large Cap Value Fund Institutional		Real Estate	4.50%
Mid Cap	7.69%	Great-West Real Estate Index Fund Institutional
Great-West Mid Cap Value Fund Institutional		Bond	30.45%
Great-West T. Rowe Mid Cap Growth Fund Institutional		Great-West Core Bond Fund Institutional
Small Cap	5.13%	Great-West Global Bond Fund Institutional
Great-West Small Cap Growth Fund Institutional		Great-West High Yield Bond Fund Institutional
Great-West Small Cap Value Fund (formerly Great- West Loomis Sayles Small Cap Value Fund) Institutional		Great-West Inflation-Protected Securities Fund Institutional
International	10.50%	Great-West Multi-Sector Bond Fund Institutional
Great-West International Growth Fund Institutional		Great-West U.S. Government Securities Fund Institutional
Great-West International Value Fund Institutional		Short-Term Bond	24.56%
		GWL&A Contract
		Great-West Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
•The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the Great-West Global Bond Fund, Great-West Real Estate Index Fund, and GWL&A Contract) themselves are diversified investment companies.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trust (“REIT”) or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index, a secondary index and a composite index which has investment characteristics similar to those of the Fund. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Total Market Index (U.S. equities); the MSCI EAFE Index (international equities); the Dow Jones U.S. Select REIT Index (real estate); the Bloomberg Barclays U.S. Aggregate Bond Index (bonds); and the Bloomberg Barclays 1-3 Yr Credit Bond Index (short-term bonds). See Appendix A for more information regarding the composite index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https:// www.greatwestinvestments.com (the website does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	10.67%
Worst Quarter	March 2020	-11.93%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Great-West Moderately Conservative Profile Fund Institutional Class	10.01%	7.51%	N/A	6.11%	5/1/2015
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	N/A	3.77%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	N/A	13.26%
Composite Index (reflects no deduction for fees, expenses or taxes)	10.10%	7.75%	N/A	6.56%
Great-West Moderately Conservative Profile Fund Investor Class	9.57%	7.15%	6.29%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%	N/A
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	13.79%	N/A
Composite Index (reflects no deduction for fees, expenses or taxes)	10.10%	7.75%	6.91%	N/A
Great-West Moderately Conservative Profile Fund Class L	9.16%	6.84%	N/A	6.09%	7/29/2011
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	N/A	3.67%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	N/A	14.16%
Composite Index (reflects no deduction for fees, expenses or taxes)	10.10%	7.75%	N/A	6.94%
Investment Adviser
GWCM

Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.